Exhibit 99.0

For Immediate Release	Contacts:	News Media Lisa Marie Bongiovanni 310-252-3524 LisaMarie.Bongiovanni@mattel.com	Securities Analysts Dianne Douglas 310-252-2703 Dianne.Douglas@mattel.com

MATTEL REPORTS 2003 FINANCIAL RESULTS

Fourth Quarter Highlights

•	Worldwide net sales up 4 percent;
•	Domestic gross sales down by 5 percent and international gross sales up 17 percent;
•	Worldwide gross sales for core brands: Barbie® down 5 percent; Hot Wheels® up 22 percent; core Fisher-Price® up 16 percent and American Girl® brands flat;
•	Gross margin decreased 40 basis points of net sales; SG&A improvement of 320 basis points of net sales;
•	Operating income as a percentage of net sales was 17.5 percent, down 100 basis points;
•	Earnings per share, excluding charges, of $0.50 vs. prior year of $0.43 and
•	GAAP earnings per share of $0.49 vs. prior year of $0.42

Full-Year Highlights

•	Worldwide net sales up 2 percent;
•	Domestic gross sales down by 6 percent and international gross sales up 15 percent;
•	Worldwide gross sales for core brands: Barbie® flat; Hot Wheels® up 3 percent; core Fisher-Price® up 5 percent and American Girl® brands down 2 percent;
•	Gross margin increased 60 basis points of net sales; SG&A improvement of 110 basis points of net sales;
•	Operating income as a percentage of net sales was 16.2 percent, up 20 basis points;
•	Earnings per share, excluding charges, of $1.25 vs. prior year of $1.10; and
•	GAAP earnings per share of $1.22 vs. prior year of $0.52.

EL SEGUNDO, Calif., February 3, 2004 – Mattel, Inc. (NYSE:MAT) today reported 2003 fourth quarter and full year financial results. For the quarter, the company reported GAAP (Generally Accepted Accounting Principles) net income of $213.9 million, or $0.49 per share, compared to last year’s fourth quarter income of $186.1 million, or $0.42 per share. For the quarter, net sales were $1.74 billion, a 4 percent increase from $1.67 billion last year, which included a benefit from changes in currency exchange rates of 4 percentage points. Operating income, excluding charges, was down 2 percent at $304.0 million. On a regional basis, fourth quarter gross sales decreased 5 percent in the U.S., and in international markets, fourth quarter gross sales were up 17 percent, which included a benefit from changes in currency exchange rates of 10 percentage points.

For the year, the company reported GAAP net income of $537.6 million, or $1.22 per share, compared to last year’s income of $230.1 million, or $0.52 per share. For the year, net sales were $4.96 billion, a 2 percent increase from $4.89 billion last year, which included a benefit from changes in currency exchange rates of 4 percentage points. Operating income, excluding charges, was up 3 percent at $803.2 million. On a regional basis, full-year gross sales decreased 6 percent in the U.S., and in international markets, full-year gross sales were up 15 percent, which included a benefit from changes in currency exchange rates of 10 percentage points.

“Results for the year were mixed. While sales in the U.S. were below expectations, we continued to grow internationally, improve profit margins and generate significant cash flow,” said Robert A. Eckert, chairman and chief executive officer of Mattel. “We also began executing our capital deployment framework by using our strong cash flow to significantly increase the cash dividend and initiate a share buy-back program.”

Mattel Brands Business Unit: Fourth Quarter

For the fourth quarter, worldwide gross sales for the Mattel Brands business unit were $1.07 billion, a 2 percent increase. Worldwide gross sales for the Barbie® brand were down 5 percent. Worldwide gross sales for Other Girls Brands were up 2 percent. Worldwide gross sales for the Wheels category, which includes the Hot Wheels®, Matchbox® and Tyco® R/C brands, were up 17 percent. Worldwide gross sales for the Entertainment category, which includes the Games and Puzzles segment, were up 4 percent for the quarter.

Mattel Brands Business Unit: Full Year

For the year, worldwide gross sales for the Mattel Brands business unit were $3.26 billion, or up 1 percent. Worldwide gross sales for the Barbie® brand were flat with double-digit international gains offset by declines in domestic sales. Worldwide gross sales for Other Girls Brands were up 5 percent for the year with strong sales of the Polly Pocket!® and ello™ brands which more than offset sales declines in the What’s Her Face!™ and Diva Starz™ brands.

Full year, worldwide gross sales for the Wheels category were down 2 percent. Gains in international sales for Hot Wheels® and Tyco® R/C were offset by declines in domestic Hot Wheels® and Tyco® R/C sales and worldwide sales declines in Matchbox®.

Full year, worldwide gross sales for the Entertainment category were up 3 percent, with sales declines in the Harry Potter™ property more than offset by strong performances of the new Warner Bros. properties, Yu-Gi-Oh!™ and Games and Puzzles.

Fisher-Price® Brands Business Unit: Fourth Quarter

Fourth quarter worldwide gross sales for the Fisher-Price® Brands business unit, which includes the Fisher-Price®, Little People®, Rescue Heroes™ and Power Wheels® brands, were $601.2 million, up 10 percent due to strong worldwide sales of core Fisher-Price® and Fisher-Price Friends.

Fisher-Price® Brands Business Unit: Full Year

For the year, worldwide gross sales for the Fisher-Price® Brands business unit were $1.77 billion, up 4 percent driven by double-digit international growth for Fisher-Price® core and double-digit worldwide sales of Fisher-Price Friends.

American Girl® Brands Business Unit: Fourth Quarter

Fourth quarter gross sales for the American Girl® Brands business unit, which offers American Girl® branded products direct to consumers, were $200.1 million, or flat.

American Girl® Brands Business Unit: Full Year

For the full year, gross sales for the American Girl® Brands business unit were $344.4 million, down 2 percent. Declines in Angelina Ballerina®, Bitty Baby® and last year’s highly successful launch of the historical Kaya® doll were partially offset by strong performances in this year’s American Girl Today® brand, driven by the launch of the Kailey® doll, as well as the introduction of the Hopscotch Hill School™ brand.

Financial Realignment

Mattel recorded pre-tax charges of $0.4 million in the quarter as part of its $250 million financial realignment plan. The fourth quarter charges are related to the consolidation of two manufacturing facilities in Mexico and are included in Restructuring and Other Charges in the consolidated statement of operations.

For the year, Mattel recorded pre-tax charges of $26.3 million as part of the financial realignment plan. The full year charges are largely related to the consolidation of the Girls and Boys/Entertainment divisions; termination of a licensing arrangement; the consolidation of two manufacturing facilities in Mexico; streamlining backoffice functions; and restructuring Corolle, the company’s French doll business. These charges are included in Cost of Sales ($4.1 million), Other Selling and Administrative Expenses ($8.6 million), Restructuring and Other Charges ($12.7 million) and Other Non-operating (Income), Net ($0.9 million) in the consolidated statement of operations. The financial realignment plan is now complete and the company has delivered an amount in excess of the targeted initial cumulative pre-tax cost savings of approximately $200 million over the three-year duration of the plan.

Change in Classification of Close Out Sales

Close out sales are sales of certain products that are no longer included in current product lines. Effective October 1, 2003, close out sales previously classified as a reduction of cost of sales are now classified as net sales in the company’s consolidated statements of operations. This change in classification has no impact on gross profit, net income, EPS, balance sheets or cash flows. For the fourth quarter, close out sales, which are included in the reported net sales, were $19.2 million representing 1 percentage point of sales growth for the quarter and 40 basis points of sales growth for the year. For analytical purposes, exhibit IV provides the quarterly detail of worldwide close out sales by business unit for the last two years and the annual amount of worldwide close out sales by business unit for the last five years.

Live Webcast

Mattel will webcast its 2003 fourth quarter and year-end earnings conference call at 5:30 a.m. Pacific time (8:30 a.m. Eastern time) today. The conference call will be simulcast on the “Investors & Media” section of www.mattel.com. To listen to the live call, logon to the Website at least 15 minutes early to register, download and install any necessary audio software. An archive of the call may be accessed beginning two hours after the completion of the live call. To listen to a replay of the call via telephone, dial + (719) 457-0820. The passcode is 769315. The telephonic playback will be available beginning at 8:30 a.m. Pacific time the morning of the call, until Wednesday, February 4 at 9 p.m. Pacific time.

Information required by Securities and Exchange Commission Regulation G, regarding non-GAAP financial measures, as well as other financial and statistical information, will be available at the time of the webcast on the “Investors & Media” section of www.mattel.com, under the headings “Financial Information” – “Earnings Releases.”

About Mattel

Mattel, Inc., (NYSE: MAT, www.mattel.com) is the worldwide leader in the design, manufacture and marketing of toys and family products, including Barbie®, the most popular fashion doll ever created. Leading the toy and game market, the Mattel family is comprised of such best-selling brands as Hot Wheels®, Matchbox®, American Girl®, and Tyco® R/C, as well as Fisher-Price brands (www.fisher-price.com), including Little People®, Rescue Heroes™, Power Wheels® and a wide array of entertainment-inspired toy lines. With worldwide headquarters in El Segundo, Calif., Mattel employs more than 25,000 people in 36 countries and sells products in more than 150 nations throughout the world. The Mattel vision is to be the world’s premier toy brands — today and tomorrow.

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Note: Forward-looking statements with respect to the financial condition, results of operations and business of the company are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements. These include without limitation: the company’s dependence on the timely development, manufacture, introduction and customer acceptance of new products; the seasonality of the toy business; customer concentration; significant changes in buying and payment patterns of major customers, including as a result of bankruptcy; adverse changes in general economic conditions in the U.S. and internationally, including adverse changes in the retail environment, employment and the stock market; order predictability and supply chain management; the impact of competition on revenues and margins; the supply and cost of raw materials, components, employee benefits and various services; the success of new initiatives; the effect of currency fluctuations on reportable income; risks associated with acquisitions and mergers; risks associated with foreign operations; negative results of litigation, governmental proceedings or environmental matters; possible work stoppages, slowdowns or strikes; possible outbreaks of SARS; political developments and the threat or occurrence of war or terrorist acts; and other risks and uncertainties as may be detailed from time to time in the company’s public announcements and SEC filings. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT I

FINANCIAL HIGHLIGHTS

PRO FORMA BEFORE CHARGES

DECEMBER 31, 2003

	Three Months Ended					Year Ended
(In millions, except per share amounts)	12/31/2003		12/31/2002		% Change	12/31/2003		12/31/2002		% Change
Key P&L Data:
Net Sales	$1,741.1		$1,669.5		4%	$4,960.1		$4,885.3		2%
Gross Profit	$865.1		$836.0		3%	$2,433.6		$2,371.4		3%
% of Net Sales	49.7%		50.1%			49.1%		48.5%
Advertising	$274.9		$199.9		38%	$636.1		$552.5		15%
% of Net Sales	15.8%		12.0%			12.8%		11.3%
SG&A	$286.2		$326.5		-12%	$994.3		$1,037.0		-4%
% of Net Sales	16.4%		19.6%			20.1%		21.2%
Operating Income	$304.0		$309.6		-2%	$803.2		$781.9		3%
% of Net Sales	17.5%		18.5%			16.2%		16.0%
Income Before Charges	$215.7		$190.3			$552.6		$486.9
% of Net Sales	12.4%		11.4%			11.1%		10.0%
EPS Before Charges—Diluted	$0.50		$0.43			$1.25		$1.10
Average Number of Common Shares—Diluted	435.3		442.2			442.2		441.3
Key Balance Sheet Data:
Accounts Receivable, Net	$543.9		$490.8
Days of Sales Outstanding (DSO)	28		26
Inventories	$388.7		$338.6
Days of Supply (DOS)	90		74
Total Debt Outstanding	$661.0		$847.6
Total Debt-to-Total Capitalization	23.0%		30.0%
Worldwide Gross Sales:
Mattel Brands	$1,068.4		$1,045.1			$3,255.6		$3,236.3
% Change		2%		6%			1%		5%
Pos./(Neg.) Impact of Currency (in % pts)		5		1			5		1
Fisher-Price Brands	601.2		548.3			1,771.2		1,699.9
% Change		10%		14%			4%		5%
Pos./(Neg.) Impact of Currency (in % pts)		4		1			2		0
American Girl Brands	200.1		199.5			344.4		350.2
% Change		0%		-1%			-2%		3%
Other	2.7		16.1			8.2		26.9

Gross Sales	1,872.4		1,809.0			5,379.4		5,313.3
% Change		4%		8%			1%		5%
Pos./(Neg.) Impact of Currency (in % pts)		4		1			3		1
Sales Adjustments	(131.3)		(139.5)			(419.3)		(428.0)

Net Sales	$1,741.1		$1,669.5			$4,960.1		$4,885.3

% Change		4%		7%			2%		4%

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT II

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended Dec. 31, 2003			Year Ended Dec. 31, 2003
(In millions, except per share amounts)	As Reported (a)	Impact of Charges	Pro Forma	As Reported (a)	Impact of Charges	Pro Forma
Net Sales	$1,741.1	$0.0	$1,741.1	$4,960.1	$0.0	$4,960.1
Cost of sales	876.0	0.0	876.0	2,530.6	4.1	2,526.5

Gross Profit	865.1	0.0	865.1	2,429.5	(4.1)	2,433.6
Advertising and promotion expenses	274.9	0.0	274.9	636.1	0.0	636.1
Other selling and administrative expenses	286.2	0.0	286.2	1,002.9	8.6	994.3
Restructuring and other charges	0.4	0.4	0.0	4.8	4.8	0.0

Operating Income	303.6	(0.4)	304.0	785.7	(17.5)	803.2
Interest expense	23.8	0.0	23.8	80.6	0.0	80.6
Interest (income)	(4.2)	0.0	(4.2)	(18.9)	0.0	(18.9)
Other non-operating (income), net	(10.0)	0.0	(10.0)	(16.8)	0.9	(17.7)

Income Before Income Taxes	294.0	(0.4)	294.4	740.8	(18.4)	759.2
Provision for income taxes	80.1	1.4	78.7	203.2	(3.4)	206.6

Net Income	$213.9	$(1.8)	$215.7	$537.6	$(15.0)	$552.6

Income Per Share—Basic	$0.50	$0.00	$0.50	$1.23	$(0.03)	$1.26

Average Number of Common Shares Outstanding—Basic	430.8	430.8	430.8	437.0	437.0	437.0

Income Per Share—Diluted	$0.49	$0.01	$0.50	$1.22	$(0.03)	$1.25

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	435.3	435.3	435.3	442.2	442.2	442.2

	Three Months Ended Dec. 31, 2002			Year Ended Dec. 31, 2002
(In millions, except per share amounts)	As Reported (a)	Impact of Charges	Pro Forma	As Reported (a)	Impact of Charges	Pro Forma
Net Sales	$1,669.5	$0.0	$1,669.5	$4,885.3	$0.0	$4,885.3
Cost of sales	835.2	1.7	833.5	2,524.3	10.4	2,513.9

Gross Profit	834.3	(1.7)	836.0	2,361.0	(10.4)	2,371.4
Advertising and promotion expenses	199.9	0.0	199.9	552.5	0.0	552.5
Other selling and administrative expenses	329.1	2.6	326.5	1,050.3	13.3	1,037.0
Restructuring charges	2.9	2.9	0.0	24.6	24.6	0.0

Operating Income	302.4	(7.2)	309.6	733.6	(48.3)	781.9
Interest expense	28.6	0.0	28.6	113.9	0.0	113.9
Interest (income)	(4.1)	0.0	(4.1)	(17.7)	0.0	(17.7)
Other non-operating (income), net	22.6	0.0	22.6	15.9	0.0	15.9

Income From Continuing Operations Before Income Taxes	255.3	(7.2)	262.5	621.5	(48.3)	669.8
Provision for income taxes	69.2	(3.0)	72.2	166.5	(16.4)	182.9

Income From Continuing Operations	186.1	(4.2)	190.3	455.0	(31.9)	486.9
Gain from discontinued operations, net of tax	0.0	0.0	0.0	27.3	27.3	0.0
Income Before Cumulative Effect of Change in Accounting Principles	186.1	(4.2)	190.3	482.3	(4.6)	486.9
Cumulative effect of change in accounting principles, net of tax	0.0	0.0	0.0	(252.2)	(252.2)	0.0

Net Income	$186.1	$(4.2)	$190.3	$230.1	$(256.8)	$486.9

Income (Loss) Per Share—Basic
Income from continuing operations	$0.43	$(0.01)	$0.44	$1.04	$(0.08)	$1.12
Gain from discontinued operations	0.00	0.00	0.00	0.06	0.06	0.00
Cumulative effect of change in accounting principles	0.00	0.00	0.00	(0.58)	(0.58)	0.00

	$0.43	$(0.01)	$0.44	$0.52	$(0.60)	$1.12

Average Number of Common Shares Outstanding—Basic	437.4	437.4	437.4	435.8	435.8	435.8

Income (Loss) Per Share—Diluted
Income from continuing operations	$0.42	$(0.01)	$0.43	$1.03	$(0.07)	$1.10
Gain from discontinued operations	0.00	0.00	0.00	0.06	0.06	0.00
Cumulative effect of change in accounting principles	0.00	0.00	0.00	(0.57)	(0.57)	0.00

	$0.42	$(0.01)	$0.43	$0.52	$(0.58)	$1.10

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	442.2	442.2	442.2	441.3	441.3	441.3

(a)	Reported in accordance with generally accepted accounting principles.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT III

CONSOLIDATED STATEMENTS OF OPERATIONS

PRO FORMA BEFORE CHARGES

	For The Three Months Ended Dec. 31,					For the Year Ended Dec. 31,
	2003		2002		Yr / Yr % Change	2003		2002		Yr / Yr % Change
(In millions, except per share amounts)	$ Amt	% Net Sales	$ Amt	% Net Sales		$ Amt	% Net Sales	$ Amt	% Net Sales
Net Sales	$1,741.1		$1,669.5		4%	$4,960.1		$4,885.3		2%
Cost of sales	876.0	50.3%	833.5	49.9%	5%	2,526.5	50.9%	2,513.9	51.5%	1%

Gross Profit	865.1	49.7%	836.0	50.1%	3%	2,433.6	49.1%	2,371.4	48.5%	3%
Advertising and promotion expenses	274.9	15.8%	199.9	12.0%	38%	636.1	12.8%	552.5	11.3%	15%
Other selling and administrative expenses	286.2	16.4%	326.5	19.6%	-12%	994.3	20.1%	1,037.0	21.2%	-4%

Operating Income	304.0	17.5%	309.6	18.5%	-2%	803.2	16.2%	781.9	16.0%	3%
Interest expense	23.8	1.4%	28.6	1.7%	-17%	80.6	1.6%	113.9	2.3%	-29%
Interest (income)	(4.2)	-0.2%	(4.1)	-0.3%		(18.9)	-0.4%	(17.7)	-0.3%	7%
Other non-operating (income) expense, net	(10.0)	-0.6%	22.6	1.4%		(17.7)	-0.3%	15.9	0.3%

Income Before Income Taxes	294.4	16.9%	262.5	15.7%	12%	759.2	15.3%	669.8	13.7%	13%
Provision for income taxes	78.7		72.2			206.6		182.9

Income Before Charges	$215.7	12.4%	$190.3	11.4%	13%	$552.6	11.1%	$486.9	10.0%	13%

Effective Tax Rate	26.7%		27.5%			27.2%		27.3%
EPS Before Charges – Basic	$0.50		$0.44			$1.26		$1.12

Average Number of Common Shares – Basic	430.8		437.4			437.0		435.8
EPS Before Charges – Diluted	$0.50		$0.43			$1.25		$1.10

Average Number of Common Shares – Diluted	435.3		442.2			442.2		441.3

CONDENSED CONSOLIDATED BALANCE SHEETS

	At Dec. 31,
(In millions)	2003	2002
Assets
Cash and short-term investments	$1,152.7	$1,267.0
Accounts receivable, net	543.9	490.8
Inventories	388.7	338.6
Prepaid expenses and other current assets	309.6	292.6

Total current assets	2,394.9	2,389.0

Property, plant and equipment, net	625.9	599.6
Other assets	1,490.2	1,471.1

Total Assets	$4,511.0	$4,459.7

Liabilities and Stockholders’ Equity
Short-term borrowings	$19.6	$25.2
Current portion of long-term liabilities	52.3	182.3
Accounts payable and accrued liabilities	1,142.7	1,238.3
Income taxes payable	253.2	203.0

Total current liabilities	1,467.8	1,648.8

Long-term debt	589.1	640.1
Other long-term liabilities	237.9	192.1
Stockholders’ equity	2,216.2	1,978.7

Total Liabilities and Stockholders’ Equity	$4,511.0	$4,459.7

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT IV

QUANTIFICATION OF WORLDWIDE CLOSE OUT SALES AMOUNTS (a)

	2003				2002
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter (b)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Mattel Brands	$6.8	$9.1	$9.6	$13.9	$15.6	$14.8	$17.9	$15.8
Fisher-Price Brands	6.5	2.9	3.1	5.0	8.3	13.1	12.1	12.6
American Girl Brands	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other	0.0	0.0	0.1	0.3	1.2	0.8	0.1	0.4

Worldwide	$13.3	$12.0	$12.8	$19.2	$25.1	$28.7	$30.1	$28.8

	Year Ended
(In millions)	2003	2002	2001	2000	1999	1998	1997
Mattel Brands	$39.4	$64.1	$107.8	$77.5	$65.8
Fisher-Price Brands	17.5	46.1	53.4	20.0	29.1
American Girl Brands	0.0	0.0	0.0	0.0	0.0
Other	0.4	2.5	2.2	0.9	0.8

Worldwide	$57.3	$112.7	$163.4	$98.4	$95.7	$79.9	$97.2

(a)	During the fourth quarter of 2003, Mattel changed the way certain close out sales are classified in its consolidated statement of operations. Close out sales are sales of certain products that are no longer included in current product lines. These sales were previously classified as a reduction of cost of sales. Commencing October 1, 2003, close out sales are reported as net sales in Mattel’s consolidated statements of operations. This change in classification has no impact on gross profit, operating income, net income, EPS, balance sheets or cash flows.

(b)	All close out sales for the three months ended December 31, 2003 are included in reported sales. In all other periods, close out sales in the amounts shown above are classified as a reduction of cost of sales.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT V

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

											Year / Year Change
	For the Three Months Ended Dec. 31, 2003					For the Three Months Ended Dec. 31, 2002					As Reported		Pro Forma
(In millions, except per share amounts)	As Reported (a)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	As Reported (a)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	%	bpts of Net Sales	%	bpts of Net Sales
Gross Sales	$1,872.4		$0.0	$1,872.4		$1,809.0		$0.0	$1,809.0		4%		4%
Sales adjustments	131.3		0.0	131.3		139.5		0.0	139.5

Net Sales	1,741.1		0.0	1,741.1		1,669.5		0.0	1,669.5		4%		4%
Cost of sales	876.0	50.3%	0.0	876.0	50.3%	835.2	50.0%	1.7	833.5	49.9%	5%	30	5%	40

Gross Profit	865.1	49.7%	0.0	865.1	49.7%	834.3	50.0%	(1.7)	836.0	50.1%	4%	(30)	3%	(40)
Advertising and promotion expenses	274.9	15.8%	0.0	274.9	15.8%	199.9	12.0%	0.0	199.9	12.0%	38%	380	38%	380
Other selling and administrative expenses	286.2	16.4%	0.0	286.2	16.4%	329.1	19.7%	2.6	326.5	19.6%	-13%	(330)	-12%	(320)
Restructuring and other charges	0.4	0.0%	0.4	0.0	0.0%	2.9	0.2%	2.9	0.0	0.0%

Operating Income	303.6	17.5%	(0.4)	304.0	17.5%	302.4	18.1%	(7.2)	309.6	18.5%	0%	(60)	-2%	(100)
Interest expense	23.8	1.4%	0.0	23.8	1.4%	28.6	1.7%	0.0	28.6	1.7%	-17%		-17%
Interest (income)	(4.2)	-0.2%	0.0	(4.2)	-0.2%	(4.1)	-0.2%	0.0	(4.1)	-0.3%
Other non-operating (income) expense, net	(10.0)	-0.6%	0.0	(10.0)	-0.6%	22.6	1.3%	0.0	22.6	1.4%

Income Before Income Taxes	294.0	16.9%	(0.4)	294.4	16.9%	255.3	15.3%	(7.2)	262.5	15.7%
Provision for income taxes	80.1		1.4	78.7		69.2		(3.0)	72.2

Net Income	$213.9	12.3%	$(1.8)	$215.7	12.4%	$186.1	11.1%	$(4.2)	$190.3	11.4%

Income Per Share – Basic	$0.50		$0.00	$0.50		$0.43		$(0.01)	$0.44

Average Number of Common Shares Outstanding – Basic	430.8		430.8	430.8		437.4		437.4	437.4

Income Per Share – Diluted	$0.49		$0.01	$0.50		$0.42		$(0.01)	$0.43

Average Number of Common and Common Equivalent Shares Outstanding – Diluted	435.3		435.3	435.3		442.2		442.2	442.2

(a)	Reported in accordance with generally accepted accounting principles.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT VI

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

											Year /Year Change
	For the Year Ended Dec. 31, 2003					For the Year Ended Dec. 31, 2002					As Reported		Pro Forma
(In millions, except per share amounts)	As Reported (a)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	As Reported (a)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	%	bpts of Net Sales	%	bpts of Net Sales
Gross Sales	$5,379.4		$0.0	$5,379.4		$5,313.3		$0.0	$5,313.3		1%		1%
Sales adjustments	419.3		0.0	419.3		428.0		0.0	428.0

Net Sales	4,960.1		0.0	4,960.1		4,885.3		0.0	4,885.3		2%		2%
Cost of sales	2,530.6	51.0%	4.1	2,526.5	50.9%	2,524.3	51.7%	10.4	2,513.9	51.5%	0%	(70)	1%	(60)

Gross Profit	2,429.5	49.0%	(4.1)	2,433.6	49.1%	2,361.0	48.3%	(10.4)	2,371.4	48.5%	3%	70	3%	60
Advertising and promotion expenses	636.1	12.8%	0.0	636.1	12.8%	552.5	11.3%	0.0	552.5	11.3%	15%	150	15%	150
Other selling and administrative expenses	1,002.9	20.3%	8.6	994.3	20.1%	1,050.3	21.5%	13.3	1,037.0	21.2%	-5%	(120)	-4%	(110)
Restructuring and other charges	4.8	0.1%	4.8	0.0	0.0%	24.6	0.5%	24.6	0.0	0.0%

Operating Income	785.7	15.8%	(17.5)	803.2	16.2%	733.6	15.0%	(48.3)	781.9	16.0%	7%	80	3%	20
Interest expense	80.6	1.6%	0.0	80.6	1.6%	113.9	2.3%	0.0	113.9	2.3%	-29%		-29%
Interest (income)	(18.9)	-0.4%	0.0	(18.9)	-0.4%	(17.7)	-0.3%	0.0	(17.7)	-0.3%	7%		7%
Other non-operating (income) expense, net	(16.8)	-0.3%	0.9	(17.7)	-0.3%	15.9	0.3%	0.0	15.9	0.3%

Income From Continuing Operations Before Income Taxes	740.8	14.9%	(18.4)	759.2	15.3%	621.5	12.7%	(48.3)	669.8	13.7%
Provision for income taxes	203.2		(3.4)	206.6		166.5		(16.4)	182.9

Income From Continuing Operations	537.6	10.8%	(15.0)	552.6	11.1%	455.0	9.3%	(31.9)	486.9	10.0%
Gain from discontinued operations, net of tax	0.0		0.0	0.0		27.3		27.3	0.0

Income Before Cumulative Effect of Change in Accounting Principles	537.6	10.8%	(15.0)	552.6	11.1%	482.3	9.9%	(4.6)	486.9	10.0%
Cumulative effect of change in accounting principles, net of tax	0.0		0.0	0.0		(252.2)		(252.2)	0.0

Net Income	$537.6		$(15.0)	$552.6		$230.1		$(256.8)	$486.9

Income (Loss) Per Share – Basic
Income from continuing operations	$1.23		$(0.03)	$1.26		$1.04		$(0.08)	$1.12
Gain from discontinued operations	0.00		0.00	0.00		0.06		0.06	0.00
Cumulative effect of change in accounting principles	0.00		0.00	0.00		(0.58)		(0.58)	0.00

	$1.23		$(0.03)	$1.26		$0.52		$(0.60)	$1.12

Average Number of Common Shares Outstanding – Basic	437.0		437.0	437.0		435.8		435.8	435.8

Income (Loss) Per Share – Diluted
Income from continuing operations	$1.22		$(0.03)	$1.25		$1.03		$(0.07)	$1.10
Gain from discontinued operations	0.00		0.00	0.00		0.06		0.06	0.00
Cumulative effect of change in accounting principles	0.00		0.00	0.00		(0.57)		(0.57)	0.00

	$1.22		$(0.03)	$1.25		$0.52		$(0.58)	$1.10

Average Number of Common and Common Equivalent Shares Outstanding – Diluted	442.2		442.2	442.2		441.3		441.3	441.3

(a)	Reported in accordance with generally accepted accounting principles.